UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022 (June 6, 2022)

LIVENT CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1818 Market Street
Philadelphia, Pennsylvania 19103
(Address of principal executive offices, including Zip Code)
(215) 299-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
On June 6, 2022, Livent Corporation (“Livent”) completed its previously announced amalgamation (the “Merger”) of Reach Mergeco Limited, a non-cellular company incorporated in Guernsey and a wholly owned subsidiary of Livent (“Merger Sub”), with Pallinghurst Lithium Limited, a non-cellular company incorporated in Guernsey (“PLL”), following which the amalgamated company continued as a wholly owned subsidiary of Livent, pursuant to the Transaction Agreement and Plan of Merger, dated as of May 2, 2022, by and among Livent, Merger Sub, PLL, Pallinghurst GP Limited, a company incorporated in the Cayman Islands (“PGPL”), and Amos Capital Limited (formerly known as The Pallinghurst Group General Partner Limited), a company incorporated in the Cayman Islands (“ACL”), as amended on May 25, 2022 (the “Merger Agreement”). In connection with the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Livent issued 17,500,000 shares of common stock, par value $0.001 per share, of Livent (“Livent Shares”) to the former holders of PLL shares and to ACL in connection with the Merger. There are no material relationships between Livent or any of its affiliates, or any director or officer of Livent, or any associate of any such director or officer, on the one hand, and any former holder of PLL shares or ACL, on the other hand.
The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement. A copy of the Transaction Agreement and Plan of Merger, dated as of May 2, 2022, by and among Livent, Merger Sub, PLL, PGPL and ACL is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1
Transaction Agreement and Plan of Merger, dated as of May 5, 2022, among Livent Corporation, Reach Mergeco Limited, Pallinghurst Lithium Limited, Pallinghurst GP Limited and Amos Capital Limited* (incorporated by reference to Exhibit 2.1 to Livent’s Current Report on Form 8-K filed on May 5, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules to the Transaction Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer

Dated: June 10, 2022